EXHIBIT 10.37

* Confidential Treatment has been requested for the marked portions of this exhibit pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO

LICENSE AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT (this “Amendment”), dated October 31, 2007, is entered into by and between Sigma-Aldrich, Co., an Illinois corporation with a principal place of business at 3050 Spruce Street, St. Louis, MO 63103 (“Sigma”) and Allozyne, Inc., a Delaware corporation with a principal place of business at 1616 Eastlake Ave. E., Seattle, WA 98102 (“Allozyne”; Sigma and Allozyne are sometimes hereinafter each a “Party” and collectively the “Parties”).

WHEREAS, the Parties entered into that certain License Agreement dated September 25, 2007 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and the rights and obligations set forth herein, the Parties, intending to be legally bound, hereby agree as follows.

Section 1. Certain Amendments. Section 3.3 of the Agreement is hereby amended by adding the following text as Section 3.3(d):

“(d) Sublicense Payments. Within [*] days after the end of each calendar quarter during the term in which Allozyne receives any Sublicense Income, Allozyne shall pay to Sigma the following amounts as applicable: (a) [*] of Sublicense Payments received by Allozyne during such period from any Sublicensee in consideration of the grant of a sublicense solely of the Licensed Patent Rights, and (b) [*] of Sublicense Payments received by Allozyne during such period from any Sublicensee in consideration of the grant of a sublicense of rights pertaining to a Licensee Therapeutic Product, which sublicense pertains to the Licensed Patent Rights and other patent rights that are not within the Licensed Patent Rights.”

Section 2. Confirmation of Terms. Except as set forth in Section 1 above, the Agreement shall in all other respects remain unchanged and in full force and effect.

*Confidential Treatment Requested.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

ALLOZYNE, INC.

By:	/s/ MEENU CHHABRA
(Signature)
Name	MEENU CHHABRA
Title:	CEO & PRESIDENT
Date:	December 4th 2007.

SIGMA-ALDRICH, CO.

By:	/s/ [*]
(Signature)
Name:	[*]
Title:	[*]
Date:	11/15/07

*Confidential Treatment Requested.

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